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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of Caraco Pharmaceutical Laboratories Ltd. ("Caraco") for the year ended December 31, 2002 (the "Report"), each of the undersigned of Caraco, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Caraco.


Dated:     March 28, 2003                    /s/ Narendra N. Borkar
                                             -----------------------
                                             Narendra N. Borkar
                                             Chief Executive Officer



Dated:     March 28, 2003                    /s/ Jitendra N. Doshi
                                             -----------------------
                                             Jitendra N. Doshi
                                             Chief Financial Officer